Exhibit 10.3

FIRST AMENDMENT TO UNSECURED CREDIT AGREEMENT

This First Amendment to Unsecured Credit Agreement (the “Amendment”) is made as of March 30, 2012 (the “Effective Date”), by and among BIOMED REALTY, L.P. (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and such of the lenders (“Lenders”) party to the Loan Agreement (defined below) constituting the Requisite Lenders under the Loan Agreement, and, solely for the purpose of agreeing to the terms and conditions of Section 5 below, BIOMED REALTY TRUST, INC., a Maryland corporation (“Guarantor”).

R E C I T A L S

A. Borrower, Administrative Agent, the Lenders executing this Amendment and certain other Lenders have entered into that certain Unsecured Credit Agreement dated as of July 14, 2011 (as it may be further amended, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.

B. Concurrently herewith, Administrative Agent and certain lenders have agreed to provide Borrower with an unsecured term credit facility with an initial Aggregate Commitment of $400,000,000, subject to future increase to up to $500,000,000 (the “Related Facility”), as evidenced by that certain Unsecured Term Credit Agreement of even date herewith by and among Borrower, Administrative Agent and certain other lenders as more particularly identified therein (the “Unsecured Term Credit Agreement”).

C. Borrower has requested that Administrative Agent and Lenders agree to amend the Loan Agreement as provided herein.

NOW, THEREFORE, with reference to the foregoing Recitals, all of which are incorporated herein by this reference, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1. Amendments to Defined Terms. The following Definitions from Article I of the Loan Agreement are modified as follows:

A. The defined term “Gross Asset Value” is hereby deleted and replaced with the following:

““Gross Asset Value” means, as of any day, an amount equal to the sum of the following assets then owned by a member of the Consolidated Group or an Investment Affiliate and valued as follows: (i) Adjusted NOI attributable to Projects owned by a member of the Consolidated Group (or the Consolidated Group Pro Rata Share thereof with respect to Projects owned by an Investment Affiliate) (excluding any such portion of such Adjusted NOI attributable to (a) Projects that were Unstabilized Projects at any time during the Fiscal Quarter with respect to which Adjusted NOI is determined, (b) Projects acquired after the first day of such Fiscal Quarter, or (c) Projects disposed of during or after such Fiscal Quarter), divided by the Capitalization Rate; plus, without duplication, (ii) with respect to each such Project that was an Unstabilized Project, the greater of (a) the portion of such Adjusted NOI attributable to such Project (or the Consolidated Group Pro Rata Share thereof with respect to any such excluded Project owned by an Investment Affiliate), divided by the Capitalization Rate and (b) the Consolidated Group’s GAAP cost basis (or the Consolidated Group Pro Rata Share thereof with respect to any such excluded Project owned by an Investment Affiliate) in such Project; plus (iii) the Consolidated Group’s GAAP cost basis of all Projects acquired after the first day of such Fiscal Quarter and on or prior to such date of determination (or the Consolidated Group Pro Rata Share thereof with respect to any such acquired Project owned by an Investment Affiliate); plus (iv) the Consolidated Group’s GAAP cost basis of all raw land held for development as of such date (or the Consolidated Group Pro Rata Share thereof with respect to any such land owned by an Investment Affiliate) (provided that the amount contributed to Gross Asset Value under this clause (iv) shall not exceed 10% of the total Gross Asset Value); plus (v) note receivables (valued at par value less impairments in accordance with GAAP) which are Permitted Investments per the terms of Section 6.13(d) hereinbelow (provided that the amount contributed to Gross Asset Value under this clause (v) shall not exceed 10% of the total Gross Asset Value); plus (vi) cash and Cash Equivalents of the Consolidated Group as of such date of determination. For purposes of determining Gross Asset Value, Projects with negative Adjusted NOI shall be excluded from clause (i) of the preceding sentence.”

B. The defined term “Negative Pledge” is hereby deleted and replaced with the following

““Negative Pledge” means a Contractual Obligation (other than the Loan Documents and the documents executed in connection with the Related Facility) that contains a covenant binding on any owner of a Project that prohibits Liens on any of such owner’s Projects, other than any such covenant contained in a Contractual Obligation (other than the Loan Documents and the documents executed in connection with the Related Facility) (a) granting or relating to a particular Lien on a Project or on an equity interest in a Project which prohibits further Liens on such Project and/or on the direct or indirect ownership interests in the entity owning such Project, or (b) requiring that the Consolidated Group maintain a pool of unencumbered properties of a size determined by reference to the total amount of Total Unsecured Indebtedness of the Consolidated Group on substantially similar terms to those provisions contained herein regarding the Unencumbered Projects, but that do not generally prohibit the encumbrance of the Borrower’s or the Consolidated Group’s assets, or the encumbrance of any specific assets.”

C. The defined term “Total Unsecured Indebtedness” is hereby deleted and replaced with the following

““Total Unsecured Indebtedness” means, as of any date, (A) Consolidated Outstanding Indebtedness (including without limitation all Indebtedness under this Agreement and the Unsecured Term Credit Agreement) less (B) all Secured Indebtedness of the Consolidated Group less (C) the Consolidated Group Pro Rata Share of all Secured Indebtedness of Investment Affiliates, provided that any Secured Indebtedness which both (i) is secured solely by a pledge of stock, partnership interests, membership interests or other ownership interests in a Person owning a Project or Projects and (ii) is a recourse obligation of Borrower or Parent shall be included in “Total Unsecured Indebtedness” notwithstanding clauses (B) and (C) of this sentence.”

D. The defined term “Designated Deposit Account” is hereby deleted from the Loan Agreement.

2. Additional Defined Terms. Article 1 of the Loan Agreement is hereby amended by the addition of the following new defined terms having the following meanings as provided herein:

A. “Related Facility” means the credit facility made available to Borrower under the Unsecured Term Credit Agreement.

B. “Unsecured Term Credit Agreement” means that certain Unsecured Credit Agreement dated as of March 30, 2012 by and among the Borrower, KeyBank and certain other lenders identified therein, as it may be amended or modified from time to time.

3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

A. Loans Generally. The last grammatical sentence contained in Section 2.1(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Upon satisfaction or waiver of the applicable conditions set forth in Article 8, all Advances shall be credited on that date in immediately available funds to the account designated by Borrower.”

B. Events of Default. Section 9.1(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(g) Borrower or Guarantor or any other member of the Consolidated Group fails to perform or observe any other term, covenant or agreement on its part to be performed or observed within any applicable notice and cure period, or suffers any such event of default to occur, in connection with (A) any present or future Indebtedness under the Unsecured Term Credit Agreement or any other present or future Indebtedness (other than Non-Recourse Indebtedness) having an outstanding principal balance, individually or in the aggregate of $25,000,000 or more, or (B) any present or future Non-Recourse Indebtedness having an outstanding principal balance, individually or in the aggregate, of $65,000,000 or more (provided, that for the purpose of this clause (g), the principal amount of Indebtedness consisting of a Swap Agreement shall be the amount which is then payable by the counterparty to close out the Swap Agreement); or…”

C. Remedies Upon Event of Default. Section 9.2(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(d) The order and manner in which the Lenders’ rights and remedies are to be exercised shall be determined by the Requisite Lenders in their sole discretion, and all payments received by the Administrative Agent and the Lenders, or any of them, shall be applied first to the costs and expenses (including reasonable attorneys’ fees and disbursements and the reasonably allocated costs of attorneys employed by the Administrative Agent or by any Lender) of the Administrative Agent and of the Lenders, then to the repayment of Swing Loans, and thereafter paid pro rata to the Lenders in the same proportions that the aggregate Obligations owed to each Lender under the Loan Documents bear to the aggregate Obligations owed under the Loan Documents to all the Lenders, without priority or preference among the Lenders. Regardless of how each Lender may treat payments for the purpose of its own accounting, for the purpose of computing the Obligations hereunder and under the Notes, payments shall be applied first, to the costs and expenses of the Administrative Agent and the Lenders, as set forth above, second, to the payment of interest and principal (in that order) due on Swing Loans, third, to the payment of accrued and unpaid interest due under any Loan Documents to and including the date of such application (ratably, and without duplication, according to the accrued and unpaid interest due under each of the Loan Documents), and fourth, pari passu to the payment of all other amounts (including principal and fees) then owing to the Administrative Agent or the Lenders under the Loan Documents. No application of payments under this clause (d) will cure any Event of Default, or prevent acceleration, or continued acceleration, of amounts payable under the Loan Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Lenders hereunder or thereunder or at Law or in equity.”

4. Schedule of Subsidiaries and Projects. As of the Effective Date, Schedule 4.4 (Subsidiaries) and Schedule 4.19 (Projects) to the Loan Agreement are hereby deleted in their entirety and replaced with the attached Schedule 4.4 and Schedule 4.19.

5. Guarantor. Guarantor (a) consents to the terms and conditions of this Amendment; and (b) reaffirms the Guaranty and confirms and agrees that, notwithstanding this Amendment and consummation of the transactions contemplated thereby, the Guaranty and all of such Guarantor’s covenants, obligations, agreements, waivers, and liabilities set forth in the Guaranty continue in full force and effect in accordance with their terms, modified only to the extent specifically set forth in this Amendment.

6. Full Force and Effect. Except as amended hereby, the terms and provisions of the Loan Agreement and the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.

7. References to Loan Documents; Capitalized Terms. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

8. Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower and the Lenders and their respective heirs, executors, administrators, successors and assigns.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

BORROWER: BIOMED REALTY, L.P., a Maryland limited partnership

By:	BioMed Realty Trust, Inc., its sole General Partner

	By:	/s/ Robert Sistek
Name: Robert Sistek
Title: Vice President, Finance

Address: BioMed Realty, L.P. 17190 Bernardo Center Drive San Diego, CA 92128 Attn: Vice President, Real Estate Counsel Telephone: (858) 207-5850 Facsimile: (858) 485-9843

GUARANTOR (solely with respect to Section 5): BIOMED REALTY TRUST, INC., a Maryland corporation

By:	/s/ Robert Sistek
Name: Robert Sistek
Title: Vice President, Finance

Address: BioMed Realty, L.P. 17190 Bernardo Center Drive San Diego, CA 92128 Attn: Vice President, Real Estate Counsel Telephone: (858) 207-5850 Facsimile: (858) 485-9843

Signature Page

ADMINISTRATIVE AGENT: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

	By:	/s/ Michael P. Szuba
Print Name: Michael P. Szuba
Title: Vice President

Address: KeyBank—Real Estate Capital 127 Public Square, 8th Floor Mail Code: OH-01-27-0839 Cleveland, OH 44114 Telephone: (216) 689-5984 Facsimile: (216) 689-4997 Attention: Michael P. Szuba LENDERS:

Commitment: $86,500,000	KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent

	By:	/s/ Michael P. Szuba
Print Name: Michael P. Szuba Title: Vice President

Address: KeyBank—Real Estate Capital 127 Public Square, 8th Floor Mail Code: OH-01-27-0839 Cleveland, OH 44114 Phone: (216) 689-5989 Facsimile: (216) 689-4997 Attention: Michael P. Szuba

Signature Page

Commitment: $86,500,000	WELLS FARGO BANK, N.A., individually and as Syndication Agent

	By:	/s/ Dale Northup
Print Name: Dale Northup
Title: Vice President

Address: Wells Fargo Bank, N.A. 401 B Street, Suite 1100 San Diego, CA 92101 Telephone: (619) 699-3025 Facsimile: (619) 699-3105 Attention: Dale Northup, Vice President

Signature Page

Commitment: $60,000,000	U.S. BANK NATIONAL ASSOCIATION, a national banking association, individually and as Documentation Agent

	By:	/s/ Michael Paris
Name: Michael Paris Title: Vice President

Address: U.S. Bank National Association 4747 Executive Drive, 3rd Floor San Diego, CA 92121 Telephone: (858) 334-0703 Facsimile: (858) 334-0797 Attention: Michael Parris

Signature Page

Commitment: $60,000,000	RAYMOND JAMES BANK, N.A.

	By:	/s/ Thomas G. Scott
Print Name: Thomas G. Scott Title: Senior Vice President

Address: 710 Carillon Parkway St. Petersburg, FL 33716 Telephone: (727) 567-4196 Facsimile: (727) 567-8830 Attention: Thomas G. Scott

Signature Page

Commitment: $50,000,000	UBS LOAN FINANCE LLC

	By:	/s/ Irja R. Otsa
Print Name: Irja R. Otsa Title: Associate Director

	By:	/s/ Mary E. Evans
Print Name: Mary E. Evans Title: Associate Director

Address: 677 Washington Boulevard Stamford, CT 06901 Telephone: (203) 719-6391 Facsimile: (203) 719-3888 Attention: Jitesh Hotwani

Signature Page

Commitment: $50,000,000	MORGAN STANLEY BANK, N.A.

	By:	/s/ Nick Zangari
Print Name: Nick Zangari Title: Authorized Signatory

Address: One Utah Center 201 South Main Street, 5th Floor Salt Lake City, UT 84111 Telephone: (801) 236-3655 Facsimile: (718) 233-0967 Attention: Carrie D. Johnson

Signature Page

Commitment: $50,000,000	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ James Rolison
Print Name: James Rolison Title: Managing Director

	By:	/s/ Perry Forman
Print Name: Perry Forman Title: Director

Address: Deutsche Bank Trust Company Americas 60 Wall Street Mail Stop: NYC60-1104 New York, NY 10005-2836 Telephone: (212) 250-4075 Facsimile: (212) 797-4885 Attention: Bryan Whalen, Vice President

Signature Page

Commitment: $43,000,000	SUMITOMO MITSUI BANKING CORPORATION

By:
Print Name:
Title:

Address: 601 South Figueroa Street, Suite 1800 Los Angeles, CA 90017 Telephone: (213) 452-7800 Facsimile: (213) 623-6832 Attention: J.D. Benko

Signature Page

Commitment: $43,000,000	RBS CITIZENS, N.A.

	By:	/s/ Matthew Shmelter
Print Name: Matthew Shmelter Title: Vice President

Address: 1215 Superior Avenue- 6th Floor Mailcode: OHS-675 Cleveland, OH 44114 Telephone: (216) 277-0388 Facsimile: (216) 277-7106 Attention: Samuel Bluso

Signature Page

Commitment: $43,000,000	REGIONS BANK

	By:	/s/ Paul E. Burgan
Print Name: Paul E. Burgan Title: Vice President

Address: 3050 Peachtree Road NW, Suite 400 Atlanta, GA 30305 Telephone: (404) 995-7648 Facsimile: (404) 279-7475 Attention: Paul Burgan, Vice President

Signature Page

Commitment: $43,000,000	PNC BANK, NATIONAL ASSOCIATION

	By:	/s/ Tyler Lowry
Print Name: Tyler Lowry Title: Vice President

Address: 249 Fifth Avenue One PNC Plaza, P1-POPP-19-3 Pittsburgh, PA 15222 Telephone: (412) 768-1821 Facsimile: (412) 762-6500 Attention: Tyler Lowry, Vice President

Signature Page

Commitment: $30,000,000	COMERICA BANK

	By:	/s/ Casey L. Stevenson
Print Name: Casey L. Stevenson Title: Vice President

Address: 3551 Hamlin Road, MC2390 Auburn Hills, MI 48326 Telephone: (248) 371-6283 Facsimile: (248) 371-7920 Attention: Charles Weddell, Vice President

Signature Page

Commitment: $30,000,000	TD BANK, N.A.

	By:	/s/ Mauricio Duran
Print Name: Mauricio Duran Title: Vice President

Address: Commercial Real Estate Lending TD Bank, N.A. 200 State Street, 8th Floor Boston, MA 02109 Telephone: (617) 737-3626 Facsimile: (617) 737-0238 Attention: Mauricio Duran, Vice President

Signature Page

Commitment: $25,000,000	SOVEREIGN BANK

By:
Print Name: Peter A. Olivier Title: Senior Vice President

Address: 75 State Street Boston, MA 02109 Telephone: (617) 346-7314 Facsimile: (617) 757-5852 Attention: Amit Shah, Credit Officer

Signature Page

Commitment: $10,000,000	THE BANK OF EAST ASIA, LIMITED, LOS ANGELES BRANCH

By:
Print Name: Chong Tan Title: Vice President and Credit Manager

By:
Print Name: Victor Li Title: General Manager

Address: 388 East Valley Boulevard, Suite 218 Alhambra, CA 91801 Telephone: (626) 656-8838 Facsimile: (626) 656-8833 Attention: Jonathan Kuo

Signature Page

Commitment: $10,000,000	BANK HAPOALIM BM

By:
Print Name: Charles McLaughlin Title: Senior Vice President

By:
Print Name: Frederic Becker Title: Senior Vice President

Address: 1177 Avenue of the Americas New York, NY 10036 Telephone: (212) 782-2342 Facsimile: (212) 782-2382 Attention: Charles McLaughlin, Senior Vice President

Signature Page

Commitment: $10,000,000	MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK BRANCH

	By:	/s/ Priscilla Hsing
Printed Name: Priscilla Hsing Title: VP & DGM

Address: 65 Liberty Street New York, NY 10005 Telephone: (212) 815-9107 Facsimile:(212) 766-5006 Attention: Ifen Lee

Signature Page

Commitment: $10,000,000	LAND BANK OF TAIWAN, NEW YORK BRANCH

By:
Print Name: Henry Leu Title: Senior Vice President and General Manager

Address: 100 Wall Street, 14th Floor New York, NY 10005 Telephone: (917) 542-0232 Facsimile: (917) 542-0288 Attention: Mitch Chang, Manager

Signature Page

Commitment: $10,000,000	CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

	By:	/s/ Eric Y.S. Tsai
Print Name: Eric Y.S. Tsai Title: Vice President and General Manager

Address: 685 Third Avenue, 29th Floor New York, NY 10017

Signature Page

SCHEDULE 4.4

SUBSIDIARIES

NAME OF SUBSIDIARY	FORM OF LEGAL ENTITY	OWNERSHIP	JURISDICTION
1. BioMed Realty, L.P.	Limited Partnership	0.2% GP Interest by BioMed Realty Trust, Inc. 97.9% LP Interest by BioMed Realty Trust, Inc. 1.9% LP Interest by others	Maryland

2. BioMed Realty Holdings, Inc.	Corporation	100% by BioMed Realty , L.P.	Maryland

3. BioMed Realty Trust, Inc. REIT Qualification Trust	Trust	100% Beneficiary is BioMed Realty Holdings, Inc.	California

4. BMR-GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

5. BioMed Realty LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

6. BioMed Realty Development LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

7. BMR-JV I Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

8. BMR-JV II Holdings LLC	Limited Liability Company	100% by BioMed Realty Holdings, Inc.	Delaware

9. BioMed Ventures LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

10. BMV Direct LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

11. BMR-217th Place LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

12. BMR-270 Albany Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

13. BMR-34790 Ardentech Court LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

14. BMR-34175 Ardenwood Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

15. 34175 Ardenwood Venture, LLC	Limited Liability Company	87.5% Membership Interest by BMR-34175 Ardenwood Boulevard LLC 12.5% Membership Interest by Tarlton-Wohl Venture Nine, LLC	Delaware

16. BMR-Ardsley Park LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

17. BMR-8808 Balboa Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	California

18. BMR-Bayshore Boulevard LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

19. BMR-6411 Beckley Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

20. Guilford Real Estate Trust 1998-1	Grantor Trust	100% Beneficiary is BioMed Realty, L.P., Trustee is BMR-6411 Beckley Street LLC	Utah

21. BMR-Belward Campus Drive LSM LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Maryland

22. BMR-9920 Belward Campus Q LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Rhode Island

23. BMR-17190 Bernardo Center Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

24. BMR-Blackfan Circle LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

25. BMR-Bridgeview LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

26. BMR-Bridgeview II LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

27. BMR-Broadway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

28. BMR-Bunker Hill LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

29. BMR-58 Charles Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

30. BMR-134 Coolidge Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

31. BMR-Cray LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

32. BMR-6300 Dumbarton Circle LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

33. BMR-350 E Kendall F LLC	Limited Liability Company	100% by BMR-PR II LLC	Delaware

34. BMR-650 E Kendall B LLC	Limited Liability Company	100% by BMR-PR II LLC	Delaware

35. BMR-475 Eccles Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

36. BMR-2600 Eisenhower Road LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

37. BMR-201 Elliott Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

38. BMR-21 Erie Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

39. BMR-40 Erie Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

40. BMR-Executive Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

41. BMR-4570 Executive Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

42. BMR-500 Fairview Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

43. BMR-530 Fairview Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

44. BMR-2282 Faraday Avenue LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

45. BMR-Forbes Boulevard LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

46. BMR-Fresh Pond Research Park LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

47. BMR-700 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

48. BMR-750,800,850 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

49. BMR-900 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

50. BMR-1000 Gateway LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

51. BMR-Gateway/Oyster LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

52. BMR-Gazelle LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

53. BMR-350 George Patterson Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

54. BMR-7 Graphics Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

55. BMR-Hampshire LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

56. BMR-201 Industrial Road LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

57. BMR-3525 John Hopkins LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

58. BMR-3545-3575 John Hopkins LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

59. BMR-6500 Kaiser Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

60. BMR-450 Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

61. BMR-500 Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

62. BMR-Kendall Development LLC	Limited Liability Company	100% by BMR-PR II TRS LLC	Delaware

63. BMR-Kendall Holdings LLC	Limited Liability Company	100% by BMR-PR II TRS LLC	Delaware

64. BMR-145 King of Prussia Road GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

65. BMR-145 King of Prussia Road LP	Limited Partnership	99.5% LP Interest of BioMed Realty, L.P. 0.5% GP Interest of BMR-145 King of Prussia Road GP LLC	Delaware

66. BMR-Landmark at Eastview LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

67. 10165 McKellar Court, L.P.	Limited Partnership	22% GP Interest by BMR-10165 McKellar Court GP LLC 78% LP Interest by Quidel Corporation	California

68. BMR-10165 McKellar Court GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	California

69. BMR-Medical Center Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

70. BMR-3450 Monte Villa Parkway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

71. BMR-6114-6154 Nancy Ridge Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

72. BMR-6828 Nancy Ridge Drive LLC	Limited Liability Company	100% by BioMed Realty, L.P. BioMed Realty LLC is Managing Member	Delaware

73. BMR-One Research Way LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

74. BMR-180 Oyster Point LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

75. BMR-200 Oyster Point LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

76. BMR-Pacific Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

77. BMR-Pacific Research Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

78. BMR-3500 Paramount Parkway LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

79. BMR-Patriot LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

80. BMR-335-395 Phoenixville Pike LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

81. BMR-PR II LLC	Limited Liability Company	20% BMR-JV I Holdings LLC, 80% Prudential	Delaware

82. BMR-PR II TRS LLC	Limited Liability Company	20% BMR-JV II Holdings LLC, 80% Prudential	Delaware

83. BMR-Research Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

84. BMR-Road to the Cure LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

85. BMR-Rogers Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

86. BMR-10240 Science Center Drive LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

87. BMR-10255 Science Center LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

88. BMR-Shady Grove Road HQ LLC	Limited Liability Company	100% by BMR-Shady Grove Holdings LLC	Maryland

89. BMR-Shady Grove Holdings LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

90. BMR-Shady Grove B LLC	Limited Liability Company	100% by BMR-Shady Grove Holdings LLC	Delaware

91. BMR-Shady Grove D LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

92. BMR-200 Sidney Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

93. BMR-Sorrento Plaza LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

94. BMR-Sorrento Valley Boulevard LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

95. BMR-11388 Sorrento Valley Road LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

96. BMR-Sorrento West LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

97. BMR-Spring Mill Drive GP LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

98. BMR-Spring Mill Drive, L.P.	Limited Partnership	1% GP Interest by BMR-Spring Mill Drive GP LLC 99% LP Interest by BioMed Realty, L.P.	Delaware

99. BMR-Torreyana LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

100. BMR-9865 Towne Centre LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

101. BMR-9885 Towne Centre LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

102. BMR-Trade Centre Avenue LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

103. BMR-6611 Tributary Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Maryland

104. BMR-900 Uniqema Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

105. BMR-1000 Uniqema Boulevard LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

106. BMR-325 Vassar Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

107. BMR-3200 Walnut Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

108. BMR-Waples LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

109. BMR-Wateridge LP	Limited Partnership	0% GP Interest by BMR-GP LLC 100% LP Interest by BioMed Realty, L.P.	Delaware

110. BMR-675 West Kendall Street LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

111. BMR-50 West Watkins Mill LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

112. BMR-West Watkins Mill LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

113. BMR-Weston LLC	Limited Liability Company	100% by BioMed Realty, L.P.	Delaware

SCHEDULE 4.19

PROJECTS

Property Name		Ownership
1.	1522 217th Place S.E. Bothell, Washington 98021	Fee Simple

2.	270 Albany Street Cambridge, Massachusetts 02139-4210	Fee Simple

3.	34790 Ardentech Court Fremont, California 94555-3657	Fee Simple

4.	34175 Ardenwood Boulevard Fremont, California 94555	Fee Simple*

5.	Ardsley Park (410, 420, 430, 440, 444 and 460 Saw Mill River Road, Ardsley, New York 10502)	Fee Simple

6.	8808 Balboa Avenue San Diego, California 92123	Fee Simple

7.	3240, 3260, 3280 Bayshore Blvd Brisbane, California 94005	Fee Simple

8.	6411 Beckley Street Baltimore, Maryland 21224	Fee Simple

9.	9911 Belward Campus Blvd Rockville, Maryland 20850	Fee Simple

10.	9920 Belward Campus Drive Rockville, Maryland 20850	Fee Simple

11.	320 Bent Street Cambridge, Massachusetts 02142	Leasehold Interest

12.	301 Binney Street Cambridge, Massachusetts 02142	Leasehold Interest

13.	301 Binney Street Garage Cambridge, Massachusetts 02142	Leasehold Interest

14.	Kendall Crossing Apartments (157 Sixth Street Cambridge, Massachusetts 02142)	Leasehold Interest

15.	17190 Bernardo Center Drive San Diego, California 92128	Fee Simple

16.	3 Blackfan Circle Boston, Massachusetts 02115	Fee Simple

Property Name		Ownership
17.	Bridgeview Technology Park (24500 Clawiter Road 24600 Industrial Boulevard 24546 Industrial Boulevard Hayward, California 94545)	Fee Simple

18.	Bridgeview Technology Park II (24590 Clawiter Road Hayward, California 94545)	Fee Simple

19.	210 Broadway Cambridge, Massachusetts 02139	Fee Simple

20.	3030 Bunker Hill Street San Diego, California 92109	Fee Simple

21.	58 Charles Street Cambridge, Massachusetts 02141	Fee Simple

22.	134 Coolidge Avenue Watertown, Massachusetts 02472	Fee Simple

23.	6300 Dumbarton Circle Fremont, California 94555	Fee Simple

24.	350 Kendall Street Cambridge, Massachusetts 02142	Fee Simple*

25.	650 E Kendall Street Cambridge, Massachusetts 02142	Fee Simple*

26.	475 Eccles Avenue South San Francisco, California 94080	Fee Simple

27.	2600 Eisenhower Road Norristown, Pennsylvania 19403	Fee Simple

28.	201 Elliott Avenue Seattle, Washington 98119	Fee Simple

29.	21 Erie Street Cambridge, Massachusetts 02139	Fee Simple

30.	40 Erie Street Cambridge, Massachusetts 02139-4254	Fee Simple

31.	47 Erie Street Cambridge, Massachusetts 02139	Fee Simple

32.	4775 and 4785 Executive Drive San Diego, California 92121	Fee Simple

Property Name		Ownership
33.	4570 Executive Drive San Diego, California 92121	Fee Simple

34.	500 Fairview Avenue Seattle, Washington 98109	Leasehold Interest

35.	530 Fairview Avenue Seattle, Washington 98109	Fee Simple

36.	2282 Faraday Avenue Carlsbad, California 92008	Fee Simple

37.	530-540 Forbes Boulevard South San Francisco, California 94080	Fee Simple

38.	Fresh Pond Research Park (25, 27/31, 33/45, 51 and 61 Moulton Street and 665 Concord Avenue Cambridge, Massachusetts 02138)	Fee Simple

39.	700 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

40.	750, 800, and 850 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

41.	900 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

42.	1000 Gateway Boulevard South San Francisco, California 94080-7023	Fee Simple

43.	Pacific Research Center (7333, 7555, 7575, 7677, 7707, 7979, 7999, 7700, 7600, and 7500 Gateway Boulevard, Newark, California 94560)	Fee Simple

44.	2855 Gazelle Court Carlsbad, California 92010	Fee Simple

45.	350 George Patterson Boulevard Bristol, Pennsylvania 19007	Fee Simple

46.	7 Graphics Drive Ewing, New Jersey 08628	Fee Simple

47.	50/60 Hampshire Street Cambridge, Massachusetts 02139	Fee Simple

48.	201 Industrial Road San Carlos, California 94070	Fee Simple

49.	3525 John Hopkins Court San Diego, California 92121	Fee Simple

Property Name		Ownership
50.	3545-3575 John Hopkins Court San Diego, California 92121	Fee Simple

51.	6500 Kaiser Drive Fremont, California 94555	Fee Simple

52.	450 Kendall Street Cambridge, Massachusetts 02142-1108	Leasehold Interest

53.	500 Kendall Street Cambridge, Massachusetts 02142-1108	Fee Simple

54.	145 King of Prussia Road Radnor, Pennsylvania 19087	Fee Simple

55.	Landmark at Eastview (735, 745,755, 765, 767, 769, 771, 777 Old Saw Mill River Rd., Tarrytown, New York 10591) (1 Saw Mill River Road, Hawthorne, New York 10532)	Fee Simple

56.	10165 McKellar Court San Diego, California 92121	Fee Simple*

57.	9704 and 9708 – 9714 Medical Center Drive Rockville, Maryland 20859	Fee Simple

58.	3450-3451 Monte Villa Parkway Bothell, Washington 98021	Fee Simple

59.	6114, 6118, 6122, 6124, 6126 and 6154 Nancy Ridge Drive, San Diego, California 92121	Fee Simple

60.	6828 Nancy Ridge Drive San Diego, California 92121	Fee Simple

61.	One Research Way Princeton, New Jersey 08536	Fee Simple

62.	180 Oyster Point Boulevard South San Francisco, California 94080-7023	Fee Simple

63.	200 Oyster Point Boulevard South San Francisco, California94080-7023	Fee Simple

64.	5870 and 5880 Pacific Center Boulevard San Diego, California 92121	Fee Simple

65.	3500 Paramount Parkway Morrisville, North Carolina 27560	Fee Simple

Property Name		Ownership
66.	3908 Patriot Drive Durham, North Carolina 27703	Fee Simple

67.	335-339 Phoenixville Pike Malvern, Pennsylvania 19355	Fee Simple

68.	1701 and 1711 Research Boulevard Rockville, Maryland 20850	Fee Simple

69.	10835 Road to the Cure San Diego, California 92121	Fee Simple

70.	10240 Science Center Drive San Diego, California 92121	Fee Simple

71.	10255 Science Center Drive San Diego, California 92121	Fee Simple

72.	14200 Shady Grove Road Rockville, Maryland 20850	Fee Simple

73.	200 Sidney Street Cambridge, Massachusetts 02139	Fee Simple

74.	11404 and 11408 Sorrento Valley Road San Diego, California 92121	Fee Simple

75.	4215 Sorrento Valley Boulevard San Diego, California 92121	Fee Simple

76.	11388 Sorrento Valley Road San Diego, California 92121	Fee Simple

77.	11080, 11100, 11120 and 11180 Roselle Street and 11055, 11095, 11111, 11125, and 11175 Flintkote Avenue, San Diego, California 92121	Fee Simple

78.	2-30 Spring Mill Drive Malvern, Pennsylvania 19355	Fee Simple

79.	11010 Torreyana Road San Diego, California 92037	Fee Simple

80.	9855 and 9865 Towne Centre Drive San Diego, California 92121	Fee Simple

81.	9875 and 9885 Towne Centre Drive San Diego, California 92121	Fee Simple

82.	2600 and 2620 Trade Centre Avenue Longmont, Colorado 80503	Fee Simple

Property Name		Ownership
83.	6611 Tributary Street Baltimore, Maryland 21224	Fee Simple

84.	900 Uniqema Boulevard New Castle, Delaware 19720	Fee Simple

85.	1000 Uniqema Boulevard New Castle, Delaware 19720	Fee Simple

86.	325 Vassar Street Cambridge, Massachusetts 02139-4818	Fee Simple

87.	9535 Waples Street San Diego, California 92121	Fee Simple

88.	1825, 1865, 1885 33rd Street/ 3200 Walnut Street Boulder, Colorado 80301	Fee Simple

89	10420, 10480, 10520 Wateridge Circle San Diego, California 92121	Fee Simple

90.	675 West Kendall Street Cambridge, Massachusetts 02142-1110	Fee Simple

91.	50 West Watkins Mill Road Gaithersburg, Maryland 20878	Fee Simple

92.	55 and 65 West Watkins Mill Road Gaithersburg, Maryland 20878	Fee Simple

93.	3000 Weston Parkway Cary, North Carolina 27513	Fee Simple

*	Such properties are owned by Investment Affiliates of Borrower.